Execution Copy
                                                                --------------


                                 AMENDMENT NO. 1
                                       TO
                                MASTER AGREEMENT

AMENDMENT NO. 1 (the "Amendment") dated as of August 7, 1998 to the ISDA Agreement dated as of October 30, 1997 (the "Agreement") between Citibank, N.A. and Fairchild Holding Corp. whereby the parties agree as follows:

1. All Capitalized terms used in this Amendment but not defined herein shall have the meanings given to them in the Agreement.

2. All references in the Agreement to Citibank, N.A., New York are hereby deemed to be references to Citibank, N.A.

3. Part 1, Section (9) of the Schedule shall be deleted and replaced in its entirety by the following provision:

         (a) It shall constitute an Event of Default hereunder and party B shall be deemed the Defaulting Party if an event of default (however described) occurs under the Credit Agreement dated as of December 19, 1997 among Fairchild Holding Corp., as Borrower, RHI Holdings, as Borrower, the Fairchild Corporation, as Borrower, the institutions from time to time party thereto as Lenders, the Institutions from time to time as Issuing Banks, Citicorp USA, Inc., as Administration Agent and Collateral Agent and Nationsbank, N.A., as Syndication Agent, as amended and restated (the "Credit Agreement").

4. The following new Section (11) is added to Part I of the Schedule to the Agreement:

         (11) Section 5(b) of the Agreement is modified by adding at the end thereof the following subsections (vii) and (viii):

                  (vii) It shall constitute a Termination Event hereunder if Party B (the Affected Party) repays the Credit Agreement in full.

                  (viii) It shall constitute a Termination Event hereunder and Party B shall be the Affected party if Party A at any time ceases to be a Lender to Party B under the Credit Agreement.

5. This Amendment shall be governed by and construed and interpreted in accordance with the law of the State of New York without reference to choice of law doctine.
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6.       Evidence of Incumbency. Each party shall deliver to the other, at the time of its execution of this Amendment, evidence of the specimen signature and incumbency of each person who is executing this Amendment on the party's behalf, unless such evidence has previously been supplied in connection with the Agreement and remains true and in effect.

7. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

8. Upon execution and delivery of this Amendment, the Agreement shall be modified and amended in accordance with the terms of this Amendment and all the terms and conditions of both shall be read together as though they constitute one instrument, except that in the case of conflict the provisions of this Amendment will control.

IN WITNESS WHEREOF the parties have caused this Amendment to be duly executed and delivered as of the day and year first written above.


CITIBANK, N.A.                              FAIRCHILD HOLDING CORP.


By:  Barbara Schweizer                      By:  Karen L. Schneckenburger
Title:  Vice President                      Title:  Vice President and Treasurer


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I, KENNETH S. COHEN, Assistant Secretary of CITIBANK, N.A. having its principal office in the City and State of New York, DO HEREBY CERTIFY that the following is a true and correct copy of Section 2 of Article X of the existing By-Laws of CITIBANK, N.A. in full force and effect as of the date hereof:

                  "Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents, may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairman, the President, any Vice Chairman, or any Corporate Executive Vice President, or any Executive Vice President/Senior Corporate Officer, or the Chairman Credit Policy Committee, or any Senior Vice President, or the Secretary, or the Chief Auditor, or any Vice President, or anyone holding a position equivalent to the foregoing pursuant to provisions of these By-Laws, or, if in connection with the exercise of any of the fiduciary powers of the Association, by any of said officers or by any Senior Trust Officer. Any such instruments may also be executed, acknowledge, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of Directors may from time to time direct. The provisions of this
                  Section 2 are supplementary to any other provisions of these By-Laws."

I FURTHER CERTIFY that Barbara A. Schweizer is a Vice President of CITIBANK, N.A., duly constituted as such, and the following is a facsimile of her signature as it appears in the Citicorp/Citibank, N.A. Authorized Signature
System:

                                    Schweizer, Barbara A.
                                    Vice President

                                    /s/  Barbara A. Schweizer

IN WITNESS WHEREOF, I have hereunto affixed by official signature and seal of the said Bank in the City of New York on this 20th day of July, 1998.


                                       /s/
                                                     Kenneth S. Cohen